UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 18, 2006


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-25675                74-3055158
State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 18, 2006, Patron Systems, Inc. (the "Registrant") entered into a Stock Purchase Agreement with Walnut Valley, Inc., pursuant to which the Registrant sold all of the outstanding shares of LucidLine, Inc., the Registrant's wholly-owned subsidiary, to Walnut Valley, Inc. in consideration for a cash payment of $25,000 and the issuance of a Promissory Note in the principal amount of $25,000 by Walnut Valley in favor of the Registrant.

         The Registrant issued a press release announcing its entry into the Stock Purchase Agreement. A copy of the press release is being furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired. Not applicable.

         (b)      Pro forma financial information. Not applicable.

         (c)      Shell company transactions. Not applicable

         (d)      Exhibits.

                  99.1     Press Release  issued by the  Registrant on April 24,
                           2006.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PATRON SYSTEMS, INC.



Date:    April 24, 2006            By:      /s/ Robert Cross
                                            -----------------------------------
                                            Robert Cross
                                            Chief Executive Officer


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


                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER         DESCRIPTION
       -------        -----------

       99.1           Press Release issued by the Registrant on April 24, 2006.


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